Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table reconciles the income tax benefit at statutory rates to the actual income tax expense recorded (in thousands):

	Year Ended December 31,
	2017	2016	2015
Income tax benefit at federal statutory income tax rate of 35%	$3,665	$4,068	$3,492
State income tax expense, net of federal income tax benefit	(388)	(180)	(54)
Income passed through to common unit holders and noncontrolling interests	(2)	(2,985)	(3,799)
Permanent differences	(201)	(1,410)	(3,293)
Valuation allowance	(12,725)	(407)	1,563
Effect of the Tax Cuts and Jobs Act	(303)	—	—
Other	231	134	25
Total income tax (expense) benefit	$(9,723)	$(780)	$(2,066)

The components of income tax (expense) benefit are as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current:
Federal	$(3,305)	$(2,578)	$(5,958)
Foreign	(47)	—	—
State	(369)	(277)	(350)
Total current	(3,721)	(2,855)	(6,308)
Deferred:
Federal	(5,854)	2,023	4,140
Foreign	—	—	—
State	(148)	52	102
Total deferred	(6,002)	2,075	4,242
Total income tax (expense) benefit	$(9,723)	$(780)	$(2,066)

Interest and penalties of $1,000, $2,000 and $1,000 were paid or were due to taxing authorities for the years ended December 31, 2017, 2016 and 2015, respectively.
At December 31, 2017 and 2016, our net deferred tax asset (liability) and related valuation allowance on the consolidated balance sheets, consisted of the following (in thousands):

	December 31,
	2017	2016
Prepaid expenses	$(218)	$(383)
Investments in unconsolidated entities and joint ventures	12,529	119
Capitalized acquisition costs	1,652	2,116
Deferred compensation	4,285	3,258
Accrued expenses	851	3,065
Equity-based compensation	3,877	3,940
Furniture fixtures and equipment	(643)	(788)
Intangibles	860	182
Deferred revenue	629	214
Net operating loss	1,265	363
Deferred tax asset	25,087	12,086
Valuation allowance	(25,087)	(6,084)
Net deferred tax asset	$—	$6,002

As of December 31, 2017, the Company has net operating loss carryforwards of approximately $5.9 million for tax purposes, which will be available to offset future taxable income. If not used, these carryforwards will expire between 2036 and 2037.
We evaluate the recoverability of our deferred tax assets quarterly to determine if valuation allowances are required or should be adjusted. We assess whether valuation allowances should be established against deferred tax assets based on consideration of all available evidence, both positive and negative, using a “more likely than not” standard. The analysis utilized in determining the valuation allowance involves considerable judgment and assumptions. At December 31, 2016, we recorded a partial valuation allowance of $6.1 million for our deferred tax assets as we concluded that it is more likely than not that we will utilize a portion of our deferred tax assets due to the carryback potential of certain deferred tax assets. In the second quarter of 2017 we completed a legal restructuring of our organizational structure to facilitate our investment in businesses that provide products and services to the hospitality industry. The restructuring limited our ability to carryback losses, and as a result, we recorded a tax expense to reduce our net deferred tax asset to zero. We expected to recover a portion of our deferred tax asset as we produced taxable income in the post restructure period of 2017 and thereafter. We recovered a portion of the restructuring charge during the third and fourth quarters of 2017. However, due to the Tax Cuts and Jobs Act enactment on December 22, 2017, which prohibits corporations from carrying losses back to prior years, we do not expect to recover our net deferred tax assets until it is more likely than not that we will be able to realize the net deferred tax assets with sources of income other than taxes paid in the carryback period.
If our operating performance improves on a sustained basis, our conclusion regarding the need for a valuation allowance could change, resulting in the reversal of some or all of the valuation allowance in the future.
On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act (“TCJA”) into legislation. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. In the case of U.S. federal income taxes, the enactment date is the date the bill becomes law (i.e., upon presidential signature). With respect to this legislation, we recorded a one-time income tax expense of approximately $303,000 due to a revaluation of our net deferred tax assets resulting from the decrease in the corporate federal income tax rate from 35% to 21% and elimination of the ability to carryback net operating losses generated after December 31, 2017. We are in the process of analyzing certain other provisions of this legislation which may impact our effective tax rate. Additionally on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the TCJA. The Company has recognized the provisional tax impacts related to the revaluation of deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued and actions the Company may take as a result of the TCJA. The accounting is expected to be complete on or before the date the 2017 U.S. income tax returns are filed in 2018.